EXHIBIT 10.31
                                                                 EXECUTION COPY

                     AMENDMENT, WAIVER AND CONSENT

     AMENDMENT, WAIVER, AND CONSENT (this "Agreement") dated as of May 26, 1995 among IMC Global Inc., a Delaware corporation ("Global"), IMC Global Operations Inc., a Delaware corporation ("Operations"), IMC-Agrico GP Company, a Delaware corporation ("IMC GPCo"), IMC-Agrico MP, Inc., a Delaware corporation ("MPCo"), IMC-Agrico Company, a Delaware general partnership ("IMC-Agrico"), Freeport-McMoRan Inc., a Delaware corporation ("FTX"), Freeport-McMoRan Resource Partners Limited Partnership, a Delaware limited partnership ("FRP"), and Agrico, Limited Partnership, a Delaware limited partnership ("Agrico LP"). Capitalized terms used in this Agreement, and not otherwise defined herein, shall have the meaning given to such terms in the Schedule of Definitions constituting Exhibit A to the Amended and Restated Partnership Agreement dated as of July 1, 1993, and further amended and restated as of May 26, 1995 among IMC GPCo, Agrico LP and MPCo.

                         W I T N E S S E T H:

     WHEREAS, certain of the parties hereto have entered into, among others, an Amended and Restated Partnership Agreement (the "Partnership Agreement") dated as of July 1, 1993 among IMC GPCo, Agrico LP and MPCo and a Parent Agreement (the "Parent Agreement") dated as of July 1, 1993 among Operations (formerly IMC Fertilizer, Inc.), FRP, IMC-Agrico, FTX and Global (formerly IMC Fertilizer Group, Inc.) with respect to the formation of IMC-Agrico and to certain matters related thereto;

     WHEREAS, Operations owns 500 shares of the Common Stock of IMC GPCo and MPCo owns 100 shares of the preferred stock of IMC GPCo, which shares constitute all of the issued and outstanding shares of capital stock of IMC GPCo;

     WHEREAS, Operations, IMC GPCo and MPCo wish to accomplish (i) the voluntary complete liquidation and dissolution of IMC GPCo, in accordance with the General Corporation Law of the State of Delaware ("Delaware Law"), (ii) the admission of Operations as a Partner in the Partnership in accordance with the terms of the Partnership Agreement,
(iii) the assumption by Operations (a) as of the date hereof, of 80% of all obligations of IMC GPCo incurred by IMC GPCo (x) as a General Partner of Partnership and (y) pursuant to the terms of the Partnership Agreement and (b) upon the completion of such liquidation and dissolution, of all remaining obligations of IMC GPCo, (iv) the transfer to Operations of the assets, properties, rights and interests of IMC GPCo, including, but not limited to, its Current Interest and Capital Interest (both as defined in the Partnership Agreement) in IMC-Agrico, and its 50% common stock interest in MPCo, after all debts, obligations and liabilities of IMC GPCo are satisfied and (v) the repurchase by IMC GPCo of the preferred stock of IMC GPCo owned by MPCo at its liquidation value;


     WHEREAS, Operations and IMC GPCo wish to accomplish the above described voluntary complete liquidation and dissolution of IMC GPCo in two phases, as provided in this Agreement and the IMC GPCo Plan of Liquidation (defined below);

     WHEREAS, the parties hereto wish to approve and consent to the above described voluntary complete liquidation and dissolution of IMC GPCo as further described in the Agreement and Plan of Complete Liquidation and Dissolution (the "IMC GPCo Plan of Liquidation") attached hereto as Exhibit A and to amend or waive certain provisions of the Partnership Agreement and Parent Agreement, as necessary, to accomplish and reflect the transactions described in, or related to, the IMC GPCo Plan of Liquidation;

     WHEREAS, FTX and FRP wish to accomplish (i) the liquidation of Agrico, Inc., a Delaware corporation ("FRP GPCo") and owner of a 0.2% general partnership interest in Agrico LP, or the merger of FRP GPCo with and into Freeport Chemical Company, a Delaware corporation ("FCC"), and the liquidation of FCC or the merger of FCC with and into FTX (the "FRP GPCo/FCC/FTX Mergers") and (ii) the repurchase by FRP GPCo of the preferred stock of FRP GPCo owned by MPCo at its liquidation value;

     WHEREAS, the FRP GPCo/FCC/FTX Mergers are to be accomplished as promptly as reasonably practicable pursuant to a certificate of ownership and merger and board resolutions adopted by FRP GPCo, FCC and FTX in the forms attached hereto as Exhibit B (the "FRP GPCo/FCC/FTX Merger Documents"), with the result that, thereafter, FTX (i) shall be the owner of such 0.2% general partnership interest in Agrico LP and
(ii) shall have assumed as of the date of the completion of such mergers, all obligations of FRP GPCo and FCC;

     WHEREAS, the parties hereto wish to approve and consent to the FRP GPCo/FCC/FTX Mergers and to amend or waive certain provisions of the Partnership Agreement and Parent Agreement, as necessary, to accomplish and reflect the FRP GPCo/FCC/FTX Mergers;

     WHEREAS, FTX and FRP wish to have the option of merging or voluntarily liquidating or dissolving Agrico LP (or transferring the Partnership Interests of Agrico LP to FRP or an Affiliate of FRP), in accordance with Delaware Law, at some time in the future as provided in this Agreement and thereupon transferring the obligations, assets, properties, rights and interests of Agrico LP to FRP or to an Affiliate of FRP and admitting FRP or such Affiliate of FRP as a Partner in the Partnership; and

     WHEREAS, the parties hereto wish to approve and consent to the above described merger, liquidation or dissolution of Agrico LP (or transfer of its Partnership Interests), when and if it occurs.

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     SECTION 1.  Amendments to Partnership and Parent Agreements.
        a. Effective as of the date hereof, the Partnership Agreement shall be amended and restated in its entirety in the form attached hereto as Exhibit C.

        b.Effective as of the date hereof, the Parent Agreement shall be amended and restated in its entirety in the form attached hereto as Exhibit D.

     SECTION 2. Waiver. a. Only with respect to (i) the transactions described in, or contemplated by, the IMC GPCo Plan of Liquidation,
(ii) the FRP GPCo/FCC/FTX Mergers in accordance with the terms of the FRP GPCo/FCC/FTX Merger Documents and (iii) the potential merger, liquidation or dissolution of Agrico LP (or the transfer by Agrico LP of its Partnership Interests to FRP or an Affiliate of FRP) contemplated by Section 3c of this Agreement, the parties hereto hereby waive the operation and effect of:
        A. Section 3.0 of the Parent Agreement, as amended and restated as of May 26, 1995;

        B. with respect to the transactions described in or contemplated by the IMC GPCo Plan of Liquidation, Sections 7.01,
     7.02 and 7.05 of the Partnership Agreement, as amended and restated as of May 26, 1995;

        C.  any other provisions or terms of the Transaction
     Agreements (as defined in the Partnership Agreement), as amended and restated as of May 26, 1995, inconsistent with (i) the IMC GPCo Plan of Liquidation, (ii) the FRP GPCo/FCC/FTX Mergers, (iii) the merger, liquidation or dissolution of Agrico LP (or the transfer of its Partnership Interests to FRP or an Affiliate of
     FRP) contemplated by Section 3c of this Agreement or (iv) this Agreement; and

agree that none of (i) the transactions described in, or contemplated by, the IMC GPCo Plan of Liquidation, (ii) the FRP GPCo/FCC/FTX Mergers in accordance with the terms of the FRP GPCo/FCC/FTX Merger Documents or (iii) the potential merger, liquidation or dissolution of Agrico LP (or the transfer by Agrico LP of its Partnership Interests to FRP or an Affiliate of FRP) contemplated by Section 3c of this Agreement shall be deemed to be (i) Triggering Events, as such term is defined in the Partnership Agreement, as amended, or (ii) transactions, agreements, arrangements or understandings with Affiliates, as such terms are used in Sections 6.07 and 9.12 of the Partnership Agreement, as amended and restated as of May 26, 1995.

     b. Each of the parties waives any non-compliance occurring prior to May 26, 1995 with the terms of Section 9.0(b) of the Parent
Agreement by any of the parties thereto.

     SECTION 3. Consent. a. The parties hereto hereby consent to the voluntary complete liquidation and dissolution of IMC GPCo, such liquidation and dissolution to be effected in accordance with the plan of liquidation and dissolution set forth in the IMC GPCo Plan of Liquidation, and as further set forth below:

            (1) Effective as of May 26, 1995 (i) 80% of all obligations of IMC GPCo incurred by IMC GPCo (x) as a General Partner of Partnership and (y) pursuant to the terms of the Partnership Agreement, shall be assumed by Operations and (ii)
        (A) 100% of IMC GPCo's 50% common stock interest in MPCo and
        (B) 80% of all of the other assets, properties, rights and interests of IMC GPCo (items (A) and (B) above collectively being the "Interests"), including but not limited to, its Current Interest and Capital Interest in IMC-Agrico, cash, trademarks, tradenames, service marks, copyrights, patents, indemnification rights and accounts receivable, shall be transferred, assigned, conveyed and distributed to Operations, as IMC GPCo's sole shareholder in cancellation of 80% of IMC GPCo's issued and outstanding shares of common stock.

            (2) Effective as of May 26, 1995, the one hundred (100) shares of Preferred Stock, par value $.01 per share of IMC GPCo (the "Preferred Stock"), owned by MPCo, shall be repurchased by IMC GPCo at the liquidation value per share of $500.00.

            (3) After June 4, 1996 and, to the extent practicable, after identifying and satisfying the remaining debts, obligations and liabilities, including but not limited to taxes, license fees and franchise fees of IMC GPCo, and winding up the business affairs of IMC GPCo, the remaining 20% of the Interests, and any other remaining obligations, assets, properties, rights and interests of IMC GPCo, shall be transferred, assigned, conveyed and distributed to, and assumed by, Operations, as IMC GPCo's sole shareholder, to complete the cancellation of IMC GPCo's issued and outstanding capital stock, and IMC GPCo shall be dissolved in accordance with the laws of the State of Delaware. Such liquidation and dissolution of IMC GPCo (the "Final IMC GPCo Liquidating Distribution") shall be completed in accordance with the following time schedule:

            (A) if (x) FTX and FRP elect by written notice to the Partners and the Partnership, at any time after November 30, 1995 and on or prior to June 4, 1996, to cause the merger, liquidation or dissolution of Agrico LP (or the transfer by Agrico LP of its Partnership Interests to FRP or an Affiliate of FRP) as contemplated by Section 3c of this Agreement, and
        (y) such merger, liquidation or dissolution of Agrico LP (or such transfer of its Partnership Interests) is completed not earlier than June 5, 1996 and not later than June 15, 1996, the Final IMC GPCo Liquidating Distribution shall be undertaken promptly after June 22, 1997;

            (B) if (x) FTX and FRP elect by written notice to the Partners and the Partnership, at any time after November 30, 1995 and on or prior to June 4, 1996, to cause the merger, liquidation or dissolution of Agrico LP (or the transfer by Agrico LP of its Partnership Interests to FRP or an Affiliate of FRP) as contemplated by Section 3c of this Agreement, but
        (y) such merger, liquidation or dissolution of Agrico LP (or such transfer of its Partnership Interests) is not completed by June 15, 1996, the Final IMC GPCo Liquidating Distribution shall be undertaken after June 15, 1996 and shall be completed no later than June 30, 1996; and

            (C) if FTX and FRP do not elect, at any time after November 30, 1995 and on or prior to June 4, 1996, to cause the merger, liquidation or dissolution of Agrico LP (or the transfer by Agrico LP of its Partnership Interests to FRP or an Affiliate of FRP) as contemplated by Section 3c of this Agreement, the Final IMC GPCo Liquidating Distribution shall be undertaken after June 4, 1996 and shall be completed by June 30, 1996.

        b. The parties hereto hereby also consent to (i) the FRP GPCo/FCC/FTX Mergers to be accomplished as soon as reasonably practicable on the terms set forth in the FRP GPCo/FCC/FTX Merger Documents and (ii) the repurchase by FRP GPCo of the preferred stock of FRP GPCo owned by MPCo at its liquidation value, with the result that FTX, as a result of such FRP GPCo/FCC/FTX Mergers and redemption of the FRP GPCo preferred stock (i) becomes the general partner of Agrico LP and (ii) assumes all outstanding obligations of FRP GPCo and FCC.

        c. The parties hereto hereby also acknowledge and agree that FTX and FRP will have the option to (i) cause the merger, liquidation or dissolution of Agrico LP (or the transfer of its Partnership Interests to FRP or an Affiliate of FRP) under Delaware Law, provided that such merger, liquidation or distribution (or such transfer of its Partnership Interests) results in a transfer of the assets, properties, rights, interests and all obligations of Agrico LP to FRP or an Affiliate of FRP and
     (ii) admit FRP or such Affiliate of FRP as a Partner in the Partnership. This option may be exercised:

            At any time after November 30, 1995 and on or prior to June 4, 1996 by giving notice of such exercise to the Partners and the Partnership on or prior to June 4, 1996; provided that if FTX and FRP exercise such option after November 30, 1995 and on or prior to June 4, 1996, their right to cause such merger, liquidation or dissolution of Agrico LP (or such transfer of its Partnership Interests) at that time will be forfeited unless such merger, liquidation or dissolution of Agrico LP (or such transfer of its Partnership Interests) is completed not earlier than June 5, 1996 and not later than June 15, 1996; provided further that if after November 30, 1995 and on or prior to June 4, 1996 FTX and FRP so exercise such option, but such merger, liquidation or dissolution of Agrico LP (or such transfer of its Partnership Interests) is not completed on or prior to June 15, 1996, FTX and FRP will have an additional option to cause such merger, liquidation or dissolution of Agrico LP (or such transfer of its Partnership Interests) at any time after July 15, 1997; and, provided further that if after November 30, 1995 and on or prior to June 4, 1996, FTX and FRP do not so exercise their option to cause such merger, liquidation or dissolution of Agrico LP (or such transfer of its Partnership Interests), FTX and FRP will have the right to exercise such option at any time after July 15, 1997;

provided however that, notwithstanding the provisions of this paragraph
(c), FTX and FRP may merge, liquidate or dissolve Agrico LP (or transfer its Partnership Interests) pursuant to this Agreement at any time so long as FTX and FRP bear, and assume liability for, any expense, cost or loss (including any increase in taxes, other than any increase in income taxes which arises solely from the timing of the reporting of income, deductions and credits attributable to the normal business activities of the Partnership) suffered by the Partnership, any other Partner or any of their Related Persons resulting therefrom.

     SECTION 4.  Miscellaneous.  The parties hereto hereby agree that
(i) they shall bear, and assume liability for, any expense, cost or loss (including any increase in taxes, other than any increase in income taxes which arises solely from the timing of the reporting of income, deductions and credits attributable to the normal business activities of the Partnership) suffered by the Partnership, any other Partner or any of their Related Persons arising out of transactions accomplished in violation of the provisions of this Agreement;
(ii) notwithstanding the terms of any provision of the Transaction Agreements or any other agreement between the parties hereto or their affiliates, they shall not have any liability to any other party hereto, nor to any of their Related Persons, shareholders, unitholders, successors or assigns for any tax consequences of this Agreement, its execution or the consummation of the transactions contemplated by
Section 3 of this Agreement (except as set forth in Section 4(i) and the final proviso of Section 3c of this Agreement); and (iii) notwithstanding any action taken in amending the Partnership Agreement as contemplated by Section 1a hereof, the current members of the Policy Committee, any alternates thereto and the Chairman of the Policy Committee shall not change as a result of the transactions contemplated hereby.

     SECTION 5. Representations and Warranties. Each of the parties hereto hereby represents and warrants as follows:

        a. It is duly organized, validly existing and in good standing under the laws of its state of formation.

        b. The execution and delivery of this Agreement by such party and the execution and delivery of the IMC GPCo Plan of Liquidation, the FRP GPCo/FCC/FTX Merger Documents, the Partnership Agreement, as amended and restated as of May 26, 1995 and the Parent Agreement, as amended and restated as of May 26, 1995 (collectively, the "Other Agreements") by each party thereto and the performance by each party of their respective obligations hereunder and under such of the Other Agreements to which it, or any affiliate thereof, is a party, are within their (and such affiliates') respective organizational powers, have been duly authorized by all necessary organizational action by such party (and such affiliates), have received all necessary governmental approvals (if any shall be required), and do not and will not contravene or conflict with any provision of law or of the organizational instruments of such party (or any affiliate thereof that is a party thereto), respectively.

        c. This Agreement and such of the Other Agreements to which it, or any affiliate thereof, is a party, is the legal, valid and binding obligation of each party hereto and thereto (or any affiliate thereof that is a party hereto or thereto), respectively, enforceable against them in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

     SECTION 6.  Effect of Amendment, Waiver and Consent.

        a.  Except as specifically amended above, the Transaction
     Agreements, as amended, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

        b. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any party hereto under any of the Transaction Agreements, as amended, nor constitute a waiver of any provision of any of the Transaction Agreements, as amended.

     SECTION 7. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

     SECTION 8. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to the conflicts of law rules of such state.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment, Waiver and Consent to be executed as of the date first above written.

               IMC GLOBAL INC.


               By:  PETER HONG
                    --------------------------------
               Name Printed:  Peter Hong
               Title:         Vice President



               FREEPORT-McMoRan RESOURCE PARTNERS, LIMITED PARTNERSHIP

                    By:  Freeport McMoRan Inc., its
                         general partner


                    By:
                         -------------------------------
                    Name Printed:
                                   ---------------------
                    Title:
                            ----------------------------


               IMC-AGRICO GP COMPANY

                    By:  ROBERT C. BRAUNEKER
                         -------------------------------
                    Name Printed:  Robert C. Brauneker
                    Title:         Vice President



               FREEPORT-McMoRan INC.


                    By:
                         -------------------------------
                    Name Printed:
                                   ---------------------
                    Title:
                            ----------------------------

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment, Waiver and Consent to be executed as of the date first above written.

               IMC GLOBAL INC.


               By:
                    --------------------------------
               Name Printed:
                             -----------------------
               Title:
                     -------------------------------


               FREEPORT-McMoRan RESOURCE PARTNERS, LIMITED PARTNERSHIP

                    By:  Freeport McMoRan Inc., its
                         general partner


                    By:  CHARLES W. GOODYEAR
                         -------------------------------
                    Name Printed:  Charles W. Goodyear
                    Title:         Senior Vice President


               IMC-AGRICO GP COMPANY

                    By:
                         -------------------------------
                    Name Printed:
                                 -----------------------
                    Title:
                          ------------------------------


               FREEPORT-McMoRan INC.


                    By:  CHARLES W. GOODYEAR
                         -------------------------------
                    Name Printed:  Charles W. Goodyear
                    Title:         Senior Vice President
               IMC GLOBAL OPERATIONS INC.


                    By:  PETER HONG
                         -------------------------------
                    Name Printed:  Peter Hong
                    Title:         Vice President


               IMC-AGRICO MP, INC.


                    By:  ROBERT C. BRAUNEKER
                         -------------------------------
                    Name Printed:  Robert C. Brauneker
                    Title:         Vice President



               AGRICO, LIMITED PARTNERSHIP

                    By:  Agrico, Inc., its
                         general partner


                    By:
                         -------------------------------
                    Name Printed:
                                   ---------------------
                    Title:
                            ----------------------------


               IMC-AGRICO COMPANY

                    By:  IMC-Agrico-MP, Inc.,
                         its general partner


                    By:  ROBERT C. BRAUNEKER
                    Name Printed:  Robert C. Brauneker
                    Title:         Vice President
                            ----------------------------
               IMC GLOBAL OPERATIONS INC.


                    By:
                         -------------------------------
                    Name Printed:
                                 -----------------------
                    Title:
                          ------------------------------


               IMC-AGRICO MP, INC.


                    By:
                         -------------------------------
                    Name Printed:
                                   ---------------------
                    Title:
                            ----------------------------


               AGRICO, LIMITED PARTNERSHIP

                    By:  Agrico, Inc., its
                         general partner


                    By:  CHARLES W. GOODYEAR
                         -------------------------------
                    Name Printed:  Charles W. Goodyear
                    Title:          Vice President


               IMC-AGRICO COMPANY

                    By:  IMC-Agrico-MP, Inc.,
                         its general partner


                    By:  ROBERT C. BRAUNEKER
                    Name Printed:  Robert C. Brauneker
                    Title:         Vice President
                            ----------------------------